SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                     Date of Report:  June 27, 1995
                   (Date of earliest event reported)


                          UAL CORPORATION
         (Exact name of registrant as specified in its charter)


         Delaware                  1-6033           36-2675207
(State or other jurisdiction     (Commission     (I.R.S. Employer
     of incorporation)           File Number)   Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois       60007
 (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (708) 952-4000


                             Not Applicable
      (Former name or former address, if changed since last report)




ITEM 5.                 OTHER EVENTS.

    UAL Corporation (the "Company") is filing herewith the Certificate of Amendment of the Restated Certificate of Incorporation of the Company as filed on May 25, 1995 with the Secretary of State of the State of Delaware, as Exhibit 3.1 which is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.     Description

    3.1         Certificate of Amendment of the Restated
                Certificate of Incorporation of UAL Corporation as filed in Delaware on May 25, 1995.



                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UAL CORPORATION



                                By:  /s/ Douglas A. Hacker
                                Name:  Douglas A. Hacker
                                Title:  Senior Vice President -
                                        Finance






Dated:  June 27, 1995




                              EXHIBIT INDEX


Exhibit
Number          Description

 3.1            Certificate of Amendment of the Restated
                Certificate of Incorporation of UAL Corporation as filed in Delaware on May 25, 1995.